REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM



Shareholders and
Board of Trustees
Northern Lights
Fund Trust
4020 South 147th
Street
Omaha, Nebraska
68137


In planning and
performing our audit
of the financial
statements of GMG
Defensive Beta Fund
(the "Fund"), a series
of Northern Lights
Fund Trust as of and
for the year ended
July 31, 2014, in
accordance with the
standards of the
Public Company
Accounting
Oversight Board
(United States), we
considered the
Fund's internal
control over financial
reporting, including
controls over
safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but
not for the purpose of
expressing an
opinion on the
effectiveness of the
Fund's internal
control over financial
reporting.
Accordingly, we
express no such
opinion.

The management of
the Fund is
responsible for
establishing and
maintaining
effective internal
control over
financial reporting.
In fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls.   A
company's internal
control over
financial reporting
is a process
designed to provide
reasonable
assurance regarding
the reliability of
financial reporting
and the preparation
of financial
statements for
external purposes in
accordance with
generally accepted
accounting
principles.   A
company's internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the
company; (2)
provide reasonable
assurance that
transactions are
recorded as
necessary to permit
preparation of
financial statements
in accordance with
generally accepted
accounting
principles, and that
receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets
that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal
control over
financial reporting
may not prevent or
detect
misstatements.
Also, projections of
any evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of changes
in conditions, or
that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in
internal control over
financial reporting
exists when the
design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.   A
material weakness is
a deficiency, or
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the
Fund's annual or
interim financial
statements will not
be prevented or
detected on a timely
basis.





Shareholders and
Board of Trustees
Northern Lights
Fund Trust
Page Two





Our consideration of
the Fund's internal
control over
financial reporting
was for the limited
purpose described in
the first paragraph
and would not
necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards established
by the Public
Company
Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in the
Fund's internal
control over financial
reporting and its
operation, including
controls over
safeguarding
securities that we
consider to be
material weaknesses
as defined above as of
July 31, 2014.

This report is
intended solely for
the information and
use of management,
the Board of
Trustees of the
Northern Lights
Fund Trust and the
Securities and
Exchange
Commission, and is
not intended to be
and should not be
used by anyone other
than these specified
parties.




TAIT, WELLER
& BAKER LLP
Philadelphia,
Pennsylvania
September 26, 2014